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                                                                    EXHIBIT 99.9

                                             OFFICE OF THE UNITED STATES TRUSTEE

                                                                     Page 1 of 2

In re:                                                  DEBTOR IN POSSESSION OPERATING REPORT
The Kushner-Locke Company

                                                                    Report Number:      29
                                                                                     --------
                                                              For the Period FROM:   3/1/2004
Chapter 11                                                                           --------
Case No. LA 01-44828-SB (Administratively Consolidated with                    TO:  3/31/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                             ---------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

1 Profit and Loss Statement (Accrual Basis Only)
  A.   Related to Business Operations

       Gross Sales                                                              $       -
                                                                                ---------
       Costs Related to Revenues (Film Cost Amortization)                       ---------
                 Gross Profit                                                                         -
                                                                                              ---------
       Less:  Operating Expenses
       Officer Compensation                                           48,750
                                                                    --------
       Salaries and Wages - Other Employees                           17,671
                                                                    --------
           Total Salaries and Wages                                                66,421
                                                                                ---------
           Employee Benefits and Pensions                                           2,655
                                                                                ---------
       Employer Payroll Taxes/Fees                                     4,897
                                                                    --------
       Other Taxes                                                  --------
           Total Taxes                                                              4,897
                                                                                ---------
       Rent and Lease Expense (including parking)                      2,400
                                                                    --------
       Distribution/Delivery Expenses                                     50
                                                                    --------
       Interest Expense                                             --------
       Insurance                                                       7,150
                                                                    --------
       Automobile Expense/Mileage                                   --------
       Utilities (incl. Phone, phone equipment, internet)                451
                                                                    --------
       Depreciation and Amortization                                --------
       Business Equipment Leases                                         260
                                                                    --------
       Business Expense reimbursement                                    258
                                                                    --------
       Storage Expense                                                 6,885
                                                                    --------
       Supplies, Office Expenses, Photocopies, etc.                      500
                                                                    --------
       Bad Debts                                                    --------
       Miscellaneous Operating Expenses                             --------
           Total Operating Expenses                                                91,928
                                                                                ---------
                 Net Gain/Loss from Business Operations                                          (91,928)
                                                                                              ----------
  B.   Not related to Business Operations
       Income
           Interest Income                                                      ---------
           Other Non-Operating Revenues                                                 -
                                                                                ---------
           Gross Proceeds on Sale of Assets                                -
                                                                    --------
           Less: Original Cost of Assets plus expenses of sale             -
                                                                    --------
                 Net Gain/Loss on Sale of Assets                                        -
                                                                                ---------
           Total Non-Operating Income                                                                 -
                                                                                              ---------
       Expenses Not Related to Business Operations
           Legal and Professional Service Fees                                     (3,588)
                                                                                ---------
           Other Non-Operating Expenses (Board/Trustee fees)                    ---------
           Total Non-Operating Expenses                                                           (3,588)
                                                                                              ----------
  NET INCOME/(LOSS) FOR PERIOD                                                                $  (88,340)
                                                                                              ==========

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      DEBTOR IN POSSESSION OPERATING REPORT NO: 29         Page 2 of 2

2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                             Accounts       Accounts
                              Payable     Receivable
                              -------     ----------
Current Under 30 days               -              -
                              -------     ----------
   Overdue 31-60 days               -              -
                              -------     ----------
   Overdue 61-90 days               -
                              -------     ----------
  Overdue 91-120 days               -
                              -------     ----------
Overdue Over 121 days               -
                              -------     ----------
    Due in the Future             202      2,065,374
                              -------     ----------
                TOTAL             202      2,065,374
                              -------     ----------

3     Statement of Status of Payments to Secured Creditors and Lessors:

      No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4     Tax Liability

      No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

    5 Insurance Coverage                  Carrier/      Amount of      Policy         Premium Paid
                                         Agent Name     Coverage    Expiration Date   Through Date
                                         ----------     ---------   ---------------   ------------
Worker's Compensation (RENEWED)           St. Paul      1,000,000      1/14/2005       1/14/2005
Commercial Property (RENEWED)             St. Paul      2,000,000      2/14/2005       2/14/2005
Errors & Omissions - Library (RENEWED)    St. Paul      3,000,000       3/3/2005        3/3/2005

6     Questions:

      A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?
            [ ] Yes Explain:
            [X] No

      B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?
            [ ] Yes Explain:
            [X] No

7     Statement on Unpaid Professional Fees (Postpetition Amounts Only)

Total unpaid post-petition Professional Fees during the reporting period:     $  187,280.04

8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

      None.

9     Quarterly Fees:

      Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.
                                       /S/ Alice Neuhauser
                                       -----------------------------
                                       Debtor in Possession